Net Loss Per Share (Details 2)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Convertible preferred stock
Net Loss Per Share
Potentially dilutive securities, prior to the use of the treasury stock method, excluded from the computation of diluted weighted-average shares outstanding, as they would be anti-dilutive	6,617,686	3,412,898	5,419,946
Options to purchase common stock
Net Loss Per Share
Potentially dilutive securities, prior to the use of the treasury stock method, excluded from the computation of diluted weighted-average shares outstanding, as they would be anti-dilutive	1,743,890	1,706,539	784,350
Warrants
Net Loss Per Share
Potentially dilutive securities, prior to the use of the treasury stock method, excluded from the computation of diluted weighted-average shares outstanding, as they would be anti-dilutive	545,797	15,000	8,860